UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2017 bebe stores, inc.

(Exact Name of Registrant as Specified in Charter)

California	0-24395	94-2450490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Valley Drive Brisbane, California		94005
(Address of Principal Executive Offices)		(Zip Code)

(415) 715-3900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 29, 2017, Walter Parks, our President, Chief Operating Officer and Chief Financial Officer, will no longer be employed with bebe stores, inc. (the “Company”). Per the terms of the Retention Bonus letter agreement between Mr. Parks and the Company, Mr. Parks will be receiving a retention bonus of five-hundred thousand dollars ($500,000). The foregoing description of the Retention Bonus does not purport to be complete and is qualified in its entirety by reference to the Retention Bonus letter agreement, a copy of which was filed as Exhibit 10.28 to the Company’s Annual Report on Form 10-K for the fiscal year ending July 1, 2017.

Effective December 29, 2017, Joe Scirocco, 61, will serve as the Company’s principal financial officer and principal accounting officer. Mr. Scirocco is an independent consultant and currently serves on the board of directors of both The Collected Group and Reyn Spooner Holdings. From 2012 to 2015, Mr. Scirocco served as the chief operating officer and chief financial officer of TOMS Shoes, Inc. Mr. Scirocco served as executive vice president and chief financial officer of Quiksilver, Inc. from 2007 to 2012 and additionally as chief operating officer of Quiksilver in 2010 and 2011. He served in various executive roles with Tommy Hilfiger Corporation from 1997 to 2006, including as chief financial officer from 2002 to 2006. Prior to joining Tommy Hilfiger Corporation, he served as an audit and engagement partner in the retail and consumer products group of Price Waterhouse LLP from 1990 to 1997. Mr. Scirocco is a graduate of Yale University. In connection with his appointment, the Company has agreed to pay Mr. Scirocco $12,500 per month plus reasonable expenses.

Effective January 1, 2018, the Company will no longer provide Manny Mashouf, the Company’s Chief Executive Officer, with his base salary or housing allowance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bebe stores, inc.

Date: December 29, 2017	By:	/s/ Gary Bosch
Gary Bosch, VP, General Counsel and Secretary